SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                    Form 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 to 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) January 12, 1996

(Required financial statement and proforma financial information relative to Form 8-K filed November 14, 1995).



                                  MESTEK, INC.
               (Exact name of registrant as specified in Charter)




Pennsylvania                            1-448                       25-0661650
(state of jurisdiction of     (Commission File Number)            (IRS Employer
incorporation                                               Identification No.)



260 North Elm Street, Westfield, Massachusetts                       01085
(Address of principal executive offices)                           (zip code)



Registrant's telephone number, including area code (413) 568-9571



                                 Not Applicable
        (Former name or former address, if changed since last report)

Item 7.  Financial Statements and Exhibits.

(b) Financial Statements of Business Acquired.

                                                                     Page No.

National Northeast, Inc.
  -   Audited Balance Sheets December 31, 1994 and 1993                 9
  -   Audited Statements of Income for the 12 months ended
      December 31, 1994 and December 31, 1993                           10
  -   Statements of Cash Flows for the 12 months ended
      December 31, 1994 and December 31, 1993                           12
  -   Notes to Financial Statements                                     13 - 19

National Southeast, Inc.
  -   Audited Balance sheet as of December 31, 1994                     21
  -   Audited Statement of Income for the period June 21,
      1994 (inception) through December 31, 1994                        22
  -   Statements of Cash Flow for the period June 21, 1994
      (inception) through December 31, 1994                             24
  -   Notes to Financial Statements                                     25 - 30

National Northeast, Inc. &
National Southeast, Inc.
  -   Unaudited Combined Balance Sheet as of September 30, 1995         32 - 33
  -   Unaudited Combined Statement of Income for the nine
      months ended September 30, 1995.                                  31

(4)(b) Pro Forma Financial Information

The following unaudited pro forma condensed consolidated financial statements are filed with this report:

Pro Forma Condensed Consolidated Balance as at September 30, 1995.      5 - 6
     Pro Forma Condensed Consolidated Statements of Earnings:
         Year Ended December 31, 1994                                     3
         Nine Months Ended September 30, 1995                             4

The Pro Forma Condensed Consolidated Balance Sheet of Registrant as at September 30, 1995 reflects the financial position of Registrant after giving effect to the acquisition of the assets and assumption of the liabilities discussed in Registrant's Form 8-K filing on November 14, 1995, and assumes the acquisition took place on September 30, 1995. The Pro Forma Condensed Consolidated Statements of Earnings for the fiscal year ended December 31, 1994 and the nine months ended September 30, 1995 assume that the acquisition occurred on January 1, 1994 and are based on the operations of Registrant for the year ended December 31, 1994 and the nine months ended September 30, 1995.

The unaudited pro forma condensed consolidated financial statements have been prepared by Registrant based upon assumptions deemed proper by it. The unaudited pro forma condensed consolidated financial statements presented herein are shown for illustrative purposes only and are not necessarily indicative of the future financial position or future result of operations of Registrant, or of the financial position or results of operations of Registrant that would have actually occurred had the transaction been in effect as of the date or for the periods presented. In addition, it should be noted that Registrant's financial statements will reflect the acquisition only from October 29, 1995, the Agreement date.

The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the historical financial statements and related notes of Registrant.

Disclosure required under Item 304 of regulation S-K  (Item 4 of Form 8-K)



            MESTEK, INC. (CONSOLIDATED) AND NATIONAL NORTHEAST, INC.
                 PROFORMA CONSOLIDATED CONDENSED STATE OF INCOME
                      Twelve Months Ended December 31, 1994

                              Historical                     Pro-Forma

                      Mestek, Inc.   National        Adjustments Consolidated
                      Consolidated  Northeast
                                       Inc.
                        *Dollars in Thousands*         *Dollars in Thousands*

Net sales              $  209,557  $   18,179                        $ 227,736
Service revenues           14,461                                       14,461
                        ----------  ----------         -----------   ----------
Total revenues            224,018      18,179                          242,197

Cost of goods sold        149,180      14,370    b            593      164,143
Cost of service revenue     8,928                                        8,928
                        ----------  ----------         -----------   ----------
Gross margin               65,910       3,809           (     593)      69,126

Sales expense              28,282         319                           28,601
G & A expense              12,757       2,550 b8 d(1065) (  1,057)      14,250
Engineering expense         5,734                                        5,734
                        ----------  ----------         -----------   ----------
Operating income           19,137         940                 464       20,541

Other income (loss)   (     2,250)         41    a     (      185)   (   2,394)
Interest expense      (       839) (       65)   e     (      597)   (   1,501)
                       -----------  ----------          ----------   ----------
Income (loss) before
    Income taxes           16,048         916          (      318)      16,646

Income tax expense          6,750          65    c            174        6,989
                       -----------  ----------          ----------   ----------

Net income            $     9,298  $      851         $(      492)  $    9,657
                       ===========  ==========         ===========   ==========

Weighted average
    shares outstanding                                                   9,137
Earnings per common share                                               $ 1.06

Pro-forma adjustments:
a. to reflect amortization of goodwill based on a hypothetical purchase date of January 1, 1994.
b. to reflect incremental depreciation as of January 1, 1994 based on asset values in accordance with APB 16.
c. to adjust National Northeast income tax expense from S corp basis to C corp basis.
d. to eliminate management bonuses paid to cover shareholder level income tax on National Northeast S corp. earnings.
e.  to record increase in interest expense

            MESTEK, INC. (CONSOLIDATED) AND NATIONAL NORTHEAST, INC.
                 PROFORMA CONSOLIDATED CONDENSED STATE OF INCOME
                       Nine Months Ended September 30, 1995

                              Historical                      Pro-Forma

                     Mestek, Inc.      National       Adjustments Consolidated
                     Consolidated     Northeast
                                         Inc.
                        *Dollars in Thousands*         *Dollars in Thousands*

Net sales              $ 159,549     $    19,488                      $ 179,037
Service revenues          11,375                                         11,375
                      -----------    ------------       ----------    ----------
Total revenues           170,924          19,488                        190,412

Cost of goods sold       114,269          15,481   b           416      130,166
Cost of service revenue    6,689                                          6,689
                      -----------    ------------       -----------   ----------
Gross margin              49,966           4,007         (     416)      53,557

Sales expense             21,453             311                         21,764
G & A expense             10,525           2,298 b13 d(924)(   911)      11,912
Engineering expense        4,117               0                          4,117
                      -----------    ------------        ----------   ----------
Operating income          13,871           1,398               495       15,764

Other income (loss)   (      348)             57    a     (    138)  (      429)
Interest expense      (      520)    (        68)   e     (    538)  (    1,126)
                      -----------    ------------        ----------   ----------
Income (loss) before
    Income taxes          13,003           1,387          (    181)      14,209

Income tax expense         5,457              59    c          423        5,939
                      -----------     -----------        ----------   ----------
Net income            $    7,546      $    1,328       $(      604)  $    8,270
                      ===========     ===========        ==========   ==========

Weighted average
    shares outstanding                                                    9,022
Earnings per common share                                                 $0.92


Pro-forma adjustments:

a. to reflect amortization of goodwill based on a hypothetical purchase date of January 1, 1994.
b. to reflect incremental depreciation as of January 1, 1994 based on asset values in accordance with APB 16.
c. to adjust National Northeast income tax expense from S corp. basis to C corp. basis.
d. to eliminate management bonuses paid to cover shareholder level income tax on National Northeast S corp. earnings.
e.  to record increase in interest expense

            MESTEK, INC. (CONSOLIDATED) AND NATIONAL NORTHEAST, INC.
                  PROFORMA CONSOLIDATED CONDENSED BALANCE SHEET
                               September 30, 1995
                                   *Unaudited*


                                  Historical                 Pro-Forma

                           Mestek, Inc.   National     Adjustments Consolidated
                          Consolidated   Northeast
                                            Inc.            (a)
Assets                      *Dollars in Thousands*      *Dollars in Thousands*

Current assets:
 Cash & cash equivalents   $      930   $   1,077      $            $     2,007
 Accounts receivable           42,764       2,778                        45,542
 Unbilled accounts receivable     184                                       184
 Inventories                   39,228         630            300         40,158
 Other current assets           8,685         128                         8,813
                            ----------   ---------     ----------   ------------
 Total current assets          91,791       4,613            300         96,704

Property & equipment           17,937       1,177          5,522         24,636
Other assets                   16,676          19                        16,695
Goodwill                                                   4,189          4,189
                            ----------   ---------     ----------   ------------
Total assets                $ 126,404   $   5,809      $  10,011      $ 142,224
                            ==========   =========     ==========   ============





(a) to reflect effect of purchase accounting entries (APB 16) as of September 30, 1995.

            MESTEK, INC. (CONSOLIDATED) AND NATIONAL NORTHEAST, INC.
                  PROFORMA CONSOLIDATED CONDENSED BALANCE SHEET
                               September 30, 1995
                                   *Unaudited*


                                   Historical                  Pro-Forma

                           Mestek, Inc.   National     Adjustments Consolidated
                           Consolidated  Northeast
                                            Inc             (a)
Liabilities & Shareholders' Equity:
                             *Dollars in Thousands*     *Dollars in Thousands*

Current liabilities:
 Current portion - long term
     debt                  $    6,469  $      684      $             $    7,153
 Accounts payable              10,393       2,679                        13,072
 Progress billings              3,033           0                         3,033
 Other current liabilities     18,083         207                        18,290
                             ---------  ----------     ----------     ----------
 Total current liabilities     37,978       3,570                        41,548

Long term debt                    187         250          9,960         10,397
Deferred compensation              23                                        23
                             ---------  ----------     ----------     ----------
Total liabilities              38,188       3,820          9,960         51,968

Shareholders' equity:

Minority shareholders interest                             2,040          2,040
Common stock - no par,
 stated value $.05 per share,
 9,610,135 shares issued          479         550      (     550)           479
Paid in capital                15,434                                    15,434
Retained earnings              78,105       1,439      (   1,439)        78,105

Treasury shares (at cost)
 594,864 shares             (   5,009)                                (   5,009)
Cumulative translation
 adjustment                 (     793)                                (     793)
                            ----------  ----------     ----------     ----------
Total shareholders' equity     88,216       1,989             51         90,256
                            ----------    --------     ----------     ----------

Total liabilities & shareholders'
 equity                     $ 126,404     $ 5,809       $ 10,011       $142,224
                             =========     =======     ==========      =========




(a) to reflect effect of purchase accounting entries (APB 16) as of September 30, 1995.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  Mestek, Inc.





Dated: January 12, 1996                              By:   /S/ Stephen M. Shea
                                                         ---------------------
                                                               Stephen M. Shea
                                                      Vice President - Finance,
                                                      Chief Financial Officer